Exhibit 99.1

Contact:	Dennis Story	Will Haraway
	Chief Financial Officer	Director, North America Public Relations
	Manhattan Associates, Inc.	Manhattan Associates, Inc.
	678-597-7115	678-597-7466
	dstory@manh.com	wharaway@manh.com

Manhattan Associates Reports Record Fourth Quarter and Full Year 2012 Performance

ATLANTA – January 29, 2013 – Leading supply chain optimization provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported record fourth quarter 2012 non-GAAP adjusted diluted earnings per share of $0.71 compared to $0.60 in the fourth quarter of 2011, on license revenue of $14.4 million and record fourth quarter total revenue of $95.4 million. GAAP diluted earnings per share for the fourth quarter was a record $0.63 compared to $0.50 in the prior year fourth quarter.

Manhattan Associates CEO Eddie Capel commented, “We’re very pleased with both our fourth quarter and full year results. They reflect solid support in the market for our product and solution strategy. These results allow us to continue to make significant investments in supply chain innovation across our technology and solution suites in order to provide differentiated capabilities to our customers.”

FOURTH QUARTER 2012 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.71 in the fourth quarter of 2012, compared to $0.60 in the fourth quarter of 2011.

•	GAAP diluted earnings per share was $0.63 in the fourth quarter of 2012, compared to $0.50 in the fourth quarter of 2011.

•

Consolidated total revenue was $95.4 million in the fourth quarter of 2012, compared to $83.5 million in the fourth quarter of 2011. License revenue was $14.4 million in the fourth quarter of 2012, compared to $16.6 million in the fourth quarter of 2011.

•	Adjusted operating income, a non-GAAP measure, was $21.7 million in the fourth quarter of 2012, compared to $19.3 million in the fourth quarter of 2011.

•	GAAP operating income was $19.1 million in the fourth quarter of 2012, compared to $16.2 million in the fourth quarter of 2011.

•

Cash flow from operations was $23.9 million in the fourth quarter of 2012, compared to $14.8 million in the fourth quarter of 2011. Days Sales Outstanding was 60 days at December 31, 2012, compared to 70 days at September 30, 2012.

•	Cash and investments on-hand were $103.0 million at December 31, 2012, compared to $106.8 million at September 30, 2012.

•

During the three months ended December 31, 2012, the Company repurchased 526,623 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $31.2 million. In January 2013, the Board of Directors approved raising the Company’s remaining share repurchase authority to an aggregate of $50.0 million of the Company’s outstanding common stock.

FULL YEAR 2012 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was a record $2.82 for the twelve months ended December 31, 2012, compared to $2.32 for the twelve months ended December 31, 2011.

•

GAAP diluted earnings per share for the twelve months ended December 31, 2012 was a record $2.56, compared to $2.09 for the twelve months ended December 31, 2011. Results for the twelve months ended December 31, 2011 included a $0.12 per share benefit for the recovery of a previously impaired auction rate security investment.

•

Consolidated revenue for the twelve months ended December 31, 2012 was a record $376.2 million, compared to $329.3 million for the twelve months ended December 31, 2011. License revenue was $61.5 million for the twelve months ended December 31, 2012, compared to $54.2 million for the twelve months ended December 31, 2011.

•	Adjusted operating income, a non-GAAP measure, was $88.4 million for the twelve months ended December 31, 2012, compared to $70.4 million for the twelve months ended December 31, 2011.

•

GAAP operating income was $80.1 million for the twelve months ended December 31, 2012, compared to $61.4 million for the twelve months ended December 31, 2011. Results for the twelve months ended December 31, 2011 included a $2.5 million recovery of a previously impaired auction rate security investment.

•

During the twelve months ended December 31, 2012, the Company repurchased 1,944,828 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $99.7 million.

SALES ACHIEVEMENTS:

•

Three contracts of $1.0 million or more in recognized license revenue during the fourth quarter of 2012, resulting in a total of 12 contracts of $1.0 million or more in recognized license revenue for the full year 2012.

•

Completing software license wins during the fourth quarter with new customers such as: Bison Stores, Empire Express, Essilor International, Hirschbach Motor Lines, Legacy Supply Chain Services, NTT Data China Outsourcing, Optimist Logistic, Pearson Educacion de Mexico, Rhee Brothers, Southern States Cooperative and Zongbao District (Beijing) International Pharmaceutical Distribution Center.

•

Expanding relationships during the fourth quarter with existing customers such as: Acco Brands Benelux, Alliance Healthcare, Assuramed, ATB Market, Belk, Batory Foods, Carolina Logistics Services, Catering Engros, Chico’s Retail Services, Copernica, CRC Industries, Dean Foods, Elektra del Milenio, Essilor of America, Exel, Foot Locker Corporate Services, Groupe Dynamite, HEB Grocery Company, Keystone Distribution, Leroy Merlin France, Meyer Group, Northern Tool and Equipment, Olympus Corporation of the Americas, PepsiCo, Performance Team Freight Systems, Primark Stores, SamsonOpt, Shoppers Drug Mart, Southern Wine & Spirits of America, Vera Bradley Designs and VF Services.

2013 GUIDANCE

Manhattan Associates provides the following revenue and diluted earnings per share guidance for the full year 2013:

	Guidance Range—2013 Full Year
($‘s in millions, except EPS)	$ Range		% Growth Range
Total revenue	$410	$415	9%	10%

Diluted earnings per share (EPS):
Adjusted EPS(1)	$3.15	$3.21	12%	14%
GAAP EPS	$2.85	$2.91	11%	14%

(1)	Adjusted EPS is a Non-GAAP measure which excludes the impact of equity-based compensation

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. Those statements, including the guidance provided above, are forward-looking. Actual results may differ materially, especially in the current uncertain economic environment. Those statements, including the guidance provided above, do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of the release.

Manhattan Associates will make its earnings release and published expectations available on its website (www.manh.com). Beginning March 15, 2013, Manhattan Associates will observe a “Quiet Period” during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this 2013 Guidance section as being Manhattan Associates’ current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. During the Quiet Period, previously published expectations should be considered historical only, speaking only as of or prior to the Quiet Period, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until publication of Manhattan Associates’ next quarterly earnings release, currently scheduled for the third full week of April 2013.

CONFERENCE CALL

The Company’s conference call regarding its fourth quarter and full year financial results will be held at 4:30 p.m. Eastern Time on Tuesday January 29, 2013. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates’ website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.888.471.9891 in the U.S. and Canada, or +1.973.200.3379 outside the U.S., and entering the conference identification number 32249193 or via the web at www.manh.com. The phone replay will be available for two weeks after the call, and the Internet webcast will be available until Manhattan Associates’ first quarter 2013 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION

The Company provides adjusted operating income, adjusted net income and adjusted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with – or an alternative to – GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ understanding of its historical operating trends, because it provides important supplemental measurement information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results. The Company consequently believes that the presentation of these non-GAAP financial measures provides investors with useful insight into its profitability. This release should be read in conjunction with the Company’s Form 8-K earnings release filing for the quarter and year ended December 31, 2012.

The non-GAAP adjusted operating income, adjusted net income and adjusted earnings per share exclude the impact of acquisition-related costs and the amortization thereof; equity-based compensation; and asset impairment charges and related recovery related to an investment security – all net of income tax effects and unusual tax adjustments. Reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments are included in the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES, INC.

Manhattan Associates continues to deliver on its 23-year heritage of providing global supply chain excellence to more than 1,200 customers worldwide that consider supply chain optimization core to their strategic market leadership. The Company’s supply chain innovations include: Manhattan SCOPE®, a portfolio of software solutions and technology that leverages Manhattan Associates’ Supply Chain Process Platform to help organizations optimize their supply chains from planning through execution; Manhattan SCALE™, a portfolio of distribution management and transportation management solutions built on Microsoft .NET technology; and Manhattan Carrier™, a suite of supply chain solutions specifically addressing the needs of the motor carrier industry. For more information, please visit www.manh.com.

This press release contains “forward-looking statements” relating to Manhattan Associates, Inc. Forward-looking statements in this press release include the information set forth under “2013 Guidance.” Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: uncertainty about the global economy; delays in product development; competitive pressures; software errors; and the additional risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

###

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
	(unaudited)
Revenue:
Software license	$14,398	$16,567	$61,494	$54,241
Services	72,294	60,612	283,872	244,058
Hardware and other	8,667	6,360	30,882	30,954

Total revenue	95,359	83,539	376,248	329,253
Costs and expenses:
Cost of license	2,487	2,547	7,838	6,806
Cost of services	34,040	27,036	128,686	107,510
Cost of hardware and other	6,797	5,333	25,213	24,785
Research and development	10,951	10,436	44,704	42,372
Sales and marketing	10,805	10,170	45,622	43,944
General and administrative	9,668	10,452	38,474	37,708
Depreciation and amortization	1,497	1,362	5,638	7,284
Recovery of previously impaired investment	—	—	—	(2,519)

Total costs and expenses	76,245	67,336	296,175	267,890

Operating income	19,114	16,203	80,073	61,363
Other income, net	534	650	965	1,864

Income before income taxes	19,648	16,853	81,038	63,227
Income tax provision	7,178	6,328	29,185	18,320

Net income	$12,470	$10,525	$51,853	$44,907

Basic earnings per share	$0.64	$0.53	$2.64	$2.20
Diluted earnings per share	$0.63	$0.50	$2.56	$2.09
Weighted average number of shares:
Basic	19,409	19,941	19,660	20,455
Diluted	19,913	20,923	20,271	21,492

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Reconciliation of Selected GAAP to Non-GAAP Measures

(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
GAAP Operating income	$19,114	$16,203	$80,073	$61,363
Equity-based compensation (a)	2,543	3,055	8,338	10,372
Purchase amortization (b)	1	2	6	1,172
Recovery of previously impaired investment (c)	—	—	—	(2,519)

Adjusted operating income (Non-GAAP)	$21,658	$19,260	$88,417	$70,388

GAAP Income tax provision	$7,178	$6,328	$29,185	$18,320
Equity-based compensation (a)	942	1,075	3,028	3,526
Purchase amortization (b)	—	6	2	398
Unusual tax adjustments (d)	—	11	—	238

Adjusted income tax provision (Non-GAAP)	$8,120	$7,420	$32,215	$22,482

GAAP Net income	$12,470	$10,525	$51,853	$44,907
Equity-based compensation (a)	1,601	1,980	5,310	6,846
Purchase amortization (b)	1	(4)	4	774
Recovery of previously impaired investment (c)	—	—	—	(2,519)
Unusual tax adjustments (d)	—	(11)	—	(238)

Adjusted net income (Non-GAAP)	$14,072	$12,490	$57,167	$49,770

GAAP Diluted EPS	$0.63	$0.50	$2.56	$2.09
Equity-based compensation (a)	0.08	0.09	0.26	0.32
Purchase amortization (b)	—	—	—	0.04
Recovery of previously impaired investment (c)	—	—	—	(0.12)
Unusual tax adjustments (d)	—	—	—	(0.01)

Adjusted diluted EPS (Non-GAAP)	$0.71	$0.60	$2.82	$2.32

Fully diluted shares	19,913	20,923	20,271	21,492

(a)	To be consistent with other companies in the software industry, we report adjusted results excluding all equity-based compensation. The equity-based compensation is included in the following GAAP operating expense lines for the three and twelve months ended December 31, 2012 and 2011:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Cost of services	$334	$290	$824	$1,367
Research and development	424	410	1,558	1,583
Sales and marketing	553	812	2,220	2,545
General and administrative	1,232	1,543	3,736	4,877

Total equity-based compensation	$2,543	$3,055	$8,338	$10,372

(b)	Adjustments represent purchased intangibles amortization from prior acquisitions. Such amortization is commonly excluded from GAAP net income by companies in our industry and we therefore exclude these amortization costs to provide more relevant and meaningful comparisons of our operating results to that of our competitors.
(c)	During the quarter ended September 30, 2008, we recorded an impairment charge of $3.5 million on an investment in an auction rate security. We reduced the carrying value to zero due to credit downgrades of the underlying issuer and the bond insurer as well as increasing publicly reported exposure to bankruptcy risk by the issuer. However, during the quarter ended September 30, 2011, we were able to sell the auction rate security and recovered over 70%, or $2.5 million, of our original investment. We previously excluded the asset impairment charge recorded in 2008 to write down the value of the auction rate security because we typically invest our treasury funds in cash, cash equivalents or other liquid investments, not illiquid, risky securities. We believed the write-down in value of the auction rate security was due to unusual changes in the characteristics of the auction rate security since our initial investment in it, including failed auctions and default risk for a municipal obligor. Consistent with our prior exclusion of the charge, we have excluded the reversal of the charge from adjusted non-GAAP results because it is not indicative of ongoing operating performance.
(d)	For the three and twelve months ended December 31, 2011, the adjustments represent tax benefits from disqualifying dispositions of incentive stock options that were previously expensed. As discussed above, we excluded equity-based compensation from adjusted non-GAAP results to be consistent with other companies in the software industry. Therefore, we also excluded the related tax benefit generated upon their disposition.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(in thousands, except share and per share data)

	December 31,
	2012	2011
ASSETS
Current Assets:
Cash and cash equivalents	$96,737	$92,180
Short term investments	6,310	6,079
Accounts receivable, net of allowance of $6,235 and $4,816 in 2012 and 2011, respectively	62,102	56,264
Deferred income taxes	7,787	7,599
Income taxes receivable	—	4,859
Prepaid expenses and other current assets	8,571	7,533

Total current assets	181,507	174,514
Property and equipment, net	15,650	13,321
Long-term investments	—	855
Goodwill	62,265	62,261
Deferred income taxes	732	5,696
Other assets	1,659	2,953

Total assets	$261,813	$259,600

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,229	$8,090
Accrued compensation and benefits	16,720	16,503
Accrued and other liabilities	12,233	13,648
Deferred revenue	47,935	49,882
Income taxes payable	4,024	—

Total current liabilities	91,141	88,123
Other non-current liabilities	9,163	9,397

Shareholders’ equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2012 or 2011	—	—
Common stock, $.01 par value; 100,000,000 shares authorized; 19,620,967 and 20,415,946 shares issued and outstanding at December 31, 2012 and 2011, respectively	196	204
Additional paid-in capital	—	—
Retained earnings	166,016	166,989
Accumulated other comprehensive loss	(4,703)	(5,113)

Total shareholders’ equity	161,509	162,080

Total liabilities and shareholders’ equity	$261,813	$259,600

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2012	2011
Operating activities:
Net income	$51,853	$44,907
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,638	7,284
Recovery of previously impaired investment	—	(2,519)
Equity-based compensation	8,338	10,372
(Gain) loss on disposal of equipment	(46)	25
Tax benefits of stock awards exercised/vested	9,901	7,481
Excess tax benefits from equity-based compensation	(7,531)	(2,474)
Deferred income taxes	5,388	2,409
Unrealized foreign currency loss (gain)	427	(189)
Changes in operating assets and liabilities:
Accounts receivable, net	(5,446)	(8,994)
Other assets	281	(1,332)
Accounts payable, accrued and other liabilities	(162)	(3,537)
Income taxes	8,831	(2,514)
Deferred revenue	(2,201)	4,905

Net cash provided by operating activities	75,271	55,824

Investing activities:
Purchase of property and equipment	(7,873)	(5,074)
Net maturities of investments	864	465

Net cash used in investing activities	(7,009)	(4,609)

Financing activities:
Purchase of common stock	(103,155)	(133,144)
Proceeds from issuance of common stock from options exercised	32,082	52,721
Excess tax benefits from equity-based compensation	7,531	2,474

Net cash used in financing activities	(63,542)	(77,949)

Foreign currency impact on cash	(163)	(1,830)

Net change in cash and cash equivalents	4,557	(28,564)
Cash and cash equivalents at beginning of period	92,180	120,744

Cash and cash equivalents at end of period	$96,737	$92,180

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

1.	GAAP and Adjusted earnings (loss) per share by quarter are as follows:

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
GAAP Diluted EPS	$0.32	$0.57	$0.70	$0.50	$2.09	$0.55	$0.70	$0.69	$0.63	$2.56
Adjustments to GAAP:
Equity-based compensation	0.07	0.07	0.08	0.09	0.32	0.05	0.06	0.07	0.08	0.26
Purchase amortization	0.01	0.01	0.01	—	0.04	—	—	—	—	—
Recovery of previously impaired investment	—	—	(0.12)	—	(0.12)	—	—	—	—	—
Unusual tax adjustments	—	—	(0.01)	—	(0.01)	—	—	—	—	—

Adjusted Diluted EPS	$0.41	$0.65	$0.67	$0.60	$2.32	$0.60	$0.76	$0.75	$0.71	$2.82

2.	Revenues and operating income (loss) by reportable segment are as follows (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenue:
Americas	$60,185	$72,634	$70,663	$69,377	$272,859	$73,195	$77,094	$79,657	$77,646	$307,592
EMEA	8,336	11,075	10,041	8,843	38,295	12,407	12,334	10,589	11,808	47,138
APAC	3,189	4,693	4,898	5,319	18,099	5,879	4,139	5,595	5,905	21,518

	$71,710	$88,402	$85,602	$83,539	$329,253	$91,481	$93,567	$95,841	$95,359	$376,248

GAAP Operating Income (Loss):
Americas	$7,087	$15,749	$17,183	$13,531	$53,550	$13,685	$18,130	$17,718	$15,984	$65,517
EMEA	909	1,963	1,334	1,033	5,239	2,580	2,944	2,707	1,494	9,725
APAC	(443)	501	877	1,639	2,574	1,675	268	1,252	1,636	4,831

	$7,553	$18,213	$19,394	$16,203	$61,363	$17,940	$21,342	$21,677	$19,114	$80,073

Adjustments (pre-tax):
Americas:
Equity-based compensation	$2,409	$2,405	$2,503	$3,055	$10,372	$1,660	$1,977	$2,158	$2,543	$8,338
Purchase amortization	439	438	293	2	1,172	2	1	2	1	6
Recovery of previously impaired investment	—	—	(2,519)	—	(2,519)	—	—		—	—

	$2,848	$2,843	$277	$3,057	$9,025	$1,662	$1,978	$2,160	$2,544	$8,344

Adjusted non-GAAP Operating Income (Loss):
Americas	$9,935	$18,592	$17,460	$16,588	$62,575	$15,347	$20,108	$19,878	$18,528	$73,861
EMEA	909	1,963	1,334	1,033	5,239	2,580	2,944	2,707	1,494	9,725
APAC	(443)	501	877	1,639	2,574	1,675	268	1,252	1,636	4,831

	$10,401	$21,056	$19,671	$19,260	$70,388	$19,602	$23,320	$23,837	$21,658	$88,417

3.	Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Professional services	$35,184	$42,150	$41,403	$38,057	$156,794	$46,621	$45,497	$47,082	$46,042	$185,242
Customer support and software enhancements	20,894	21,624	22,191	22,555	87,264	23,749	23,825	24,804	26,252	98,630

Total services revenue	$56,078	$63,774	$63,594	$60,612	$244,058	$70,370	$69,322	$71,886	$72,294	$283,872

4.	Hardware and other revenue includes the following items (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Hardware revenue	$5,504	$5,540	$5,597	$3,895	$20,536	$3,054	$5,740	$4,234	$5,242	$18,270
Billed travel	2,366	2,741	2,846	2,465	10,418	2,470	3,160	3,557	3,425	12,612

Total hardware and other revenue	$7,870	$8,281	$8,443	$6,360	$30,954	$5,524	$8,900	$7,791	$8,667	$30,882

5.	Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenue	$282	$1,743	$1,140	$110	$3,275	$(136)	$(1,251)	$(958)	$(128)	$(2,473)
Costs and expenses	386	1,513	1,038	(668)	2,269	(848)	(2,067)	(1,845)	(422)	(5,182)

Operating income	(104)	230	102	778	1,006	712	816	887	294	2,709
Foreign currency (losses) gains in other income	(207)	77	575	367	812	(370)	571	(564)	231	(132)

	$(311)	$307	$677	$1,145	$1,818	$342	$1,387	$323	$525	$2,577

Manhattan Associates has a large research and development center in Bangalore, India. The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Operating income	$(53)	$(82)	$(76)	$727	$516	$704	$1,193	$1,161	$348	$3,406
Foreign currency (losses) gains in other income	(112)	53	653	638	1,232	(144)	724	(500)	282	362

Total impact of changes in the Indian Rupee	$(165)	$(29)	$577	$1,365	$1,748	$560	$1,917	$661	$630	$3,768

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

6.	Other income (expense) includes the following components (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Interest income	$225	$269	$298	$280	$1,072	$264	$228	$278	$292	$1,062
Foreign currency (losses) gains	(207)	77	575	367	812	(370)	571	(564)	231	(132)
Other non-operating (expense) income	—	(12)	(11)	3	(20)	(18)	3	39	11	35

Total other income (expense)	$18	$334	$862	$650	$1,864	$(124)	$802	$(247)	$534	$965

7.	Total equity-based compensation is as follows (in thousands except per share amounts):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Stock options	$512	$487	$486	$518	$2,003	$120	$140	$138	$223	$621
Restricted stock	1,897	1,918	2,017	2,537	8,369	1,540	1,837	2,020	2,320	7,717

Total equity-based compensation	2,409	2,405	2,503	3,055	10,372	1,660	1,977	2,158	2,543	8,338
Income tax provision	807	806	838	1,075	3,526	598	711	777	942	3,028

Net income	$1,602	$1,599	$1,665	$1,980	$6,846	$1,062	$1,266	$1,381	$1,601	$5,310

Diluted earnings per share	$0.07	$0.07	$0.08	$0.09	$0.32	$0.05	$0.06	$0.07	$0.08	$0.26

Diluted earnings per share—stock options	$0.02	$0.01	$0.02	$0.02	$0.06	$0.00	$—	$—	$0.01	$0.02
Diluted earnings per share—restricted stock	$0.06	$0.06	$0.06	$0.08	$0.26	$0.05	$0.06	$0.07	$0.07	$0.24

8.	Capital expenditures are as follows (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Capital expenditures	$1,338	$658	$1,676	$1,402	$5,074	$1,796	$1,454	$1,086	$3,537	$7,873

9.	Stock Repurchase Activity (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Shares purchased under publicly-announced buy-back program	826	1,079	845	857	3,607	653	346	419	527	1,945
Shares withheld for taxes due upon vesting of restricted stock	65	4	4	5	78	66	3	5	4	78

Total shares purchased	891	1,083	849	862	3,685	719	349	424	531	2,023

Total cash paid for shares purchased under publicly-announced buy-back program	$25,621	$38,286	$29,414	$37,390	$130,711	$30,647	$16,616	$21,202	$31,223	$99,688
Total cash paid for shares withheld for taxes due upon vesting of restricted stock	1,960	129	159	185	2,433	2,840	132	230	265	3,467

Total cash paid for shares repurchased	$27,581	$38,415	$29,573	$37,575	$133,144	$33,487	$16,748	$21,432	$31,488	$103,155